UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

INTERVAL LEISURE GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 19, 2016, the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. INTERVAL LEISURE GROUP, INC. 6262 SUNSET DRIVE MIAMI, FL 33143 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 19, 2016, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E04273-S42344 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. INTERVAL LEISURE GROUP, INC. The Board of Directors recommends you vote FOR proposals 1 and 2. For Against Abstain 1. To vote on a proposal to approve the issuance of ILG common stock in connection with the Agreement and Plan of Merger, dated as of October 27, 2015, as it may be amended from time to time, among Interval Leisure Group, Inc., Iris Merger Sub, Inc., Starwood Hotels & Resorts Worldwide, Inc. and Vistana Signature Experiences, Inc. (the "Share Issuance"). ! ! ! ! ! ! 2. To vote on a proposal to approve the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to approve the Share Issuance. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. ! For address changes and/or comments, please check this box and write them on the back where indicated. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, custodian or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on April 20, 2016: The Notice and Proxy Statement is available at www.proxyvote.com. E04274-S42344 INTERVAL LEISURE GROUP, INC. Special Meeting of Stockholders April 20, 2016 1:00 PM Eastern Time This proxy is solicited by the Board of Directors of Interval Leisure Group, Inc. for use at the Special Meeting of Stockholders of Interval Leisure Group, Inc. to be held on April 20, 2016 and at any adjournments or postponements thereof. This proxy, when properly executed, will be voted as you specify on the reverse side. If no direction is made, this proxy will be voted in accordance with the recommendation of the Board of Directors on the matters listed on the reverse side of this card. By signing this proxy, you hereby revoke all prior proxies and appoint Craig M. Nash, Jeanette E. Marbert and William L. Harvey, and each of them, as your proxies and attorneys-in-fact, each with the power to appoint your substitute, and hereby authorize them to represent and to vote, as designated on the reverse side of this card, all of the shares of common stock of INTERVAL LEISURE GROUP, INC. that you are entitled to vote at the Special Meeting of Stockholders to be held at 1:00 PM, Eastern time on April 20, 2016, at Interval Leisure Group's offices, 6262 Sunset Drive, Miami, Florida 33143, and any adjournment or postponement thereof. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be marked, dated and signed on reverse side Address Changes/Comments: